Exhibit 99.1 Sources & Uses and Pro Forma Capitalization Sources Uses $ in millions $ x $ in millions $ x Upfront Purchase Price $ 375 1.3x New Term Loan B due 2031 $ 275 1.0x Estimated Fees 22 0.1x Gogo Balance Sheet Cash 122 0.4x Total Sources $ 397 1.4x Total Uses $ 397 1.4x LTM Q2 ‘24 PF Syn. Adj. EBITDA $ 281 As of June 30, 2024 As of June 30, 2024, Pro Forma ($MM) Amount x Syn. EBITDA Adj. Amount x Syn. EBITDA Cash and Cash Equivalents $ 162 1.0x $ (122) $ 40 Revolving Credit Facility ($100MM) - - - - New Revolving Credit Facility ($122MM) - - - - Term Loan B due 2028 601 3.7x - 601 New Term Loan B due 2031 - - 275 275 Total Debt $ 601 3.7x $ 876 3.1x Net Debt $ 440 2.7x $ 837 3.0x LTM Q2 ‘24 Unsyn. Adj. EBITDA $ 152 $ 86 $ 238 (+) Synergies 30 30 (+) One-Time Adjustments 12 12 LTM Q2 ’24 Syn. Adj. EBITDA $ 152 $ 129 $ 281 Note: Total Consideration includes 5 million Gogo shares Debt – Represents Outstanding Principal Debt Net Debt – Represents Outstanding Principal Debt minus Cash Net Leverage – Calculated as Net Debt defined as Debt minus Cash divided by Adjusted EBITDA 9 © 2021 Gogo Inc. All trademarks are the property of their respective owners. -PROPRIETARY AND CONFIDENTIAL-

Gogo offers Best-In-Class Business Aviation In-flight Connectivity through its Proprietary ATG Network

Business Description

- Gogo is a leading provider of in-flight internet and connectivity services and equipment to the business aviation sector, which it primarily services via its proprietary air-to-ground ("ATG") network
  - Services (81% LTM Q2'24 Revenue): Monthly subscription and usage fees paid by aircraft owners and operators for telecommunication, data and in-flight entertainment services
  - Equipment (19%): ATG, narrowband satellite, and LEO *(est. launch 2024)* connectivity equipment
- The company is a first-mover in the underpenetrated global in-flight broadband market and services 9,437 unique AOL with 60% of ATG aircrafts on its upgraded AVANCE platform as of Q2'24
- In December 2020, Gogo divested its cash burning Commercial Aviation business unit to focus on its highly recurring and profitable Business Aviation business unit
- Gogo is currently focused on driving penetration in an underserved market and launching Gogo Galileo, the first global broadband solution for business aviation, enhancing Gogo's competitive position in the BA market

Financial Snapshot

	2023A
Revenue	$398MM
'21-'23 Service Revenue CAGR	11%
Adj. EBITDA[1] / Margin	$174MM / 44%
FCF / % Conversion	$83MM / 48%
Net Leverage[2]	2.7x

Operating Highlights

Gross Profit[3] is Driven by the Highly Recurring Services Segment



6.1%
93.9%
Services
Equipment

Steady Growth in ATG AOL Driving High-Margin Service Revenue Growth



+7.6% CAGR
5,778
6,400
6,935
7,205
Q4'20
Q4'21
Q4'22
Q4'23

1. Pro Forma for one-time adjustments
2. Net leverage is calculated as Net Debt defined as Debt minus cash divided by Adjusted EBITDA
3. Based on 2023A Gross Profit. Service Gross Profit represents Equipment Revenue less Cost of Service Revenue which excludes depreciation and amortization. Equipment Gross Profit represents Equipment Revenue less Cost of Equipment Revenue which excludes depreciation and amortization

© 2021 Gogo Inc. All trademarks are the property of their respective owners. -PROPRIETARY AND CONFIDENTIAL-

15

Satcom Direct offers Satellite-based Connectivity and World-Class Support to BA and Military / Government Customers

SD satcom direct.

Business Description

- Satcom Direct is a leading provider of satellite-based connectivity and hardware solutions for the Business Aviation and Military / Government ("MIL / GOV") markets
  - **Business Aviation (77% of Revenue):** Provide multiple hardware and connectivity options to customers operating private aircraft
  - **MIL / GOV (23% of Revenue):** Provide "nose-to-tail" hardware and connectivity options to non-combat military and government aircrafts
- Flexible product suite with a wide range of plans and connectivity solutions, as well as proprietary, purpose-built hardware for a network-agnostic future
- Preferred connectivity partner across major business jet OEMs seeking GEO satellite network services
- Founded in 1997 by Chairman and CEO, Jim Jensen (100% owner pre-close), and headquartered in Melbourne, FL with over 400 employees

Operating Highlights

~6,350 *Aircraft in Service*	**~99%** *JX Customer Retention*
$255M *Pipeline Annual Value*	**12 Years** *Avg. Customer Tenure*
13 *Global Offices*	**~37%** *International Revenue*

Value Proposition

- Strong Gulfstream **OEM relationship** drives UOL growth
- **Top-tier talent** with deep satellite connectivity expertise
- **World-class customer service** & support globally
- Exposure to large and rapidly-growing **MIL / GOV vertical**

Highly Complementary BA Customers



~5,000
Total

SD BA Aircraft in Service[(1)]

1,300 Heavy Jets
with broadband connectivity via multi-bearer SDR router

- Segment generates ~50% of total Satcom revenue
- Only 175 customers in this segment overlap with Gogo

1. Unique aircraft

© 2021 Gogo Inc. All trademarks are the property of their respective owners. -PROPRIETARY AND CONFIDENTIAL-

19

Overview of Satcom Direct's Recurring and Contracted Service Lines and Hardware Products

Segment	Description	Revenue Model	COGS Model	Contract Length
Services				
Broadband Connectivity (~50% of Total Revenue)	Satellite-based cabin connectivity	Largely subscription	Revenue share & Subscription	1-5 years
Land Mobile	Satellite-based land connectivity	Subscription & Usage	Subscription & Usage	1-5 years
FlightDeck Freedom	Cockpit data, communication services	Subscription	Subscription & Usage	1 year
Other	Data Center, DirecTV Management Fees, Training	Subscription & Usage	Subscription & Usage	1-3 years
Software	SD Pro, Cybersecurity	Subscription	None / minimal	1-3 years
Legacy and Other Connectivity	Narrowband voice / data and safety	Largely usage-based	Subscription & Usage	1-3 years
Hardware				
In-Cabin Hardware	Plane SD Router, SD Gateway, SD Wifihub	One-time sale	Manufacturing COGS	N/A
Terminals	Plane Simple Ku, Ka, ESA, C-130 Hatch	One-time sale	Manufacturing COGS	N/A
Land Mobile Hardware	Satellite phones and land terminals	One-time sale	Vendor COGS	N/A

© 2021 Gogo Inc. All trademarks are the property of their respective owners. -PROPRIETARY AND CONFIDENTIAL-

20

Satcom's Military and Government Segment is Scaling Rapidly and Driving Strong Recurring Growth through Long-term Contracts

SD satcom direct.

MIL / GOV Vertical Overview

- Today, many government departments have **no connectivity or very dated connectivity** solutions on their mobility aviation fleets
  - Global aircraft from cargo planes to Air Force One are **rushing to catch up and modernize** in-flight networks, creating a **strong tailwind for connectivity vendors**
- Under the leadership of Chris Moore, Satcom Direct implemented a strategy to enhance its existing solutions with **additional security** to market to military and government aircraft
  - Satcom currently provides a **full range of GEO satellite connectivity options** to Head of State aircraft in over 20 countries, including all US Senior Government Leadership aircraft
  - Solutions are **fully interoperable and seamlessly integrated** with government networks for **enhanced situational awareness and faster response times**
- The U.S. government adopted the PACE program requiring emergency connectivity and multi-network installations, which many NATO countries are also now adopting
  - As the only government contractor with integrated LEO, GEO, L-band and ATG connectivity, **Gogo will be uniquely positioned to sell integrated products and win contracts under PACE**
- Satcom has also qualified for the U.S. government's Commercial SATCOM Communication Office's ("CSCO") Proliferated LEO ("P-LEO") program, which just raised its **contract budget ceiling to $13B** over the next nine years

Sample Customers

Value Proposition for Gogo

Strong market tailwinds	Militaries and governments are **accelerating adoption** of next-gen connectivity products for mobility aviation fleets
Highly recurring and predictable revenue	Most of Satcom Direct's MIL / GOV customers have **5-year contracts**, whereas BA contracts are typically 1-3 years in length
Unique growth opportunity	Gogo will be able to provide **integrated ATG, GEO, and LEO products** to MIL / GOV customers
High quality sector expertise	Most of the **MIL / GOV team are military veterans** uniquely positioned to develop and market products to military and government agencies

© 2021 Gogo Inc. All trademarks are the property of their respective owners. -PROPRIETARY AND CONFIDENTIAL-

21

Gogo Plans to Launch and Scale LEO in Two Attractive and Underpenetrated Markets

1

Positive Trends Driving Adoption

Combined LEO Strategy

Business Aviation
(100% of Standalone '24E Revenue, 80% Pro Forma)

- **Strong demand growth** driven by cloud computing, streaming and video conferencing
- **Highly underpenetrated market** as only 34% of BA jets have broadband IFC today
- LEO / ESA is the **catalyst for dramatic penetration rate acceleration**

Total Global BA Jets[1]


7k
6k
11k
Heavy
Medium/Super-Mid
Lite

- Galileo FDX to target **~7K heavy jets**, including add-ons in ~1,300 Satcom heavy jets
- Galileo HDX to target:
  - **~5K mid / lite jets** with no broadband outside the US
  - **~11K U.S. mid / lite** flying regional or desiring high capacity

Military / Government
(0% of Standalone '24E Revenue, 20% Pro Forma)

- Estimated **$1.5B U.S. MIL / GOV mobility satcom spend**, and **growing rapidly** as departments install, or upgrade, connectivity
- **Long-term government contracts** that are **resilient** to changes in market dynamics

- Market **integrated LEO, GEO, ATG networks** to the U.S. government
- Fulfill government PACE requirements
- Service global government customers wanting to utilize their own GEO assets
- Gain **immediate government customer access for Gogo Galileo** offering as Satcom is a prime contractor on significant P-LEO contract

1. Source: JetNet iQ Q2'24 Report, internal estimates
Note: Business Aviation excludes turboprops

© 2021 Gogo Inc. All trademarks are the property of their respective owners. -PROPRIETARY AND CONFIDENTIAL-

24

Acquiring Satcom Direct Accelerates Gogo's "Now and Next" Strategy

1

1 Serve All Segments of the BA Market

- Brings together shared focus on the **complex and attractive** BA vertical
- Creates unique LEO, GEO, L-band and ATG offering **able to serve every segment of the BA market**
- Complementary, tailor-made solutions with best-in-class customer service

Pro Forma BA AOL[1][2]


Gogo
Satcom Direct
13,526
14,153
14,526
2,559
2,743
2,980
10,967
11,410
11,546
2021A
2022A
2023A

2 Expand TAM

- Global expansion enables Gogo to **grow total addressable market** by ~15,000 total aircraft
- Satcom has ~**30 international sales reps** and **deep relationships with customers** around the world to accelerate expansion
- Satcom infrastructure is **particularly beneficial for Galileo deployment** to customers outside of North America

Pro Forma Global Addressable Aircraft[1]


RoW
NA
+59.1% Increase
25,274
40,215
25,274
25,274
14,941
Current
Pro Forma

3 Drive AVANCE Penetration

- Gogo's flexible AVANCE platform **allows customers to easily upgrade** to new technologies and networks
- **Combined strong positions in OEM linefit** will drive continued SDR and AVANCE AOL growth
- Further AVANCE penetration will **drive recurring revenue** and lengthen customer lifetimes

AVANCE Highlights[1]

39% / 60%
Q4'21 / Current AVANCE AOL as a % of Total ATG AOL

4
LRUs Available to Customers

100%
Network Coverage Across Contiguous United States

1,000+
Global OTA Updates Completed Successfully

1. Source: JetNet iQ Q2'24 Report, internal estimates
2. Includes both legacy and broadband AOL. Includes overlap AOL. Gogo estimates ~12,000 unique aircraft online on a pro forma basis.

© 2021 Gogo Inc. All trademarks are the property of their respective owners. -PROPRIETARY AND CONFIDENTIAL-

25

Historical Standalone Financials Gogo Satcom Direct $MM 2021A 2022A 2023A $MM 2021A 2022A 2023A (1) Total Revenue 335 375 437 Total Revenue 336 404 398 % Growth 20.4% (1.6%) % Growth 12.2% 16.5% (1) Reported Adj. EBITDA 151 174 162 Adjusted EBITDA 39 57 78 % Margin 45.0% 43.0% 40.8% % Margin 11.7% 15.1% 17.8% One Time Costs 5 6 11 % Growth 44.9% 37.8% Adjusted EBITDA 156 180 173 % Margin 46.3% 44.6% 43.9% % Growth 15.8% (3.2%) 1. Recasted for the transaction per Alvarez & Marsal Quality of Earnings 29 © 2021 Gogo Inc. All trademarks are the property of their respective owners. -PROPRIETARY AND CONFIDENTIAL-

Capital Allocation Priorities 2 1 Current forecast assumes $122M Maintaining an Target net leverage ratio of 2.5x-3.5x revolver remains undrawn Appropriate Level Maintaining of Leverage for the Adequate Liquidity Economic Environment 3 No additional share repurchases will be 4 Investing in Strategic Gogo 5G and Galileo initiatives considered until target net leverage ratio Opportunities to is achieved Returning Capital to Drive Competitive Shareholders Positioning and Financial Value 30 © 2021 Gogo Inc. All trademarks are the property of their respective owners. -PROPRIETARY AND CONFIDENTIAL-

Illustrative Pro Forma Q2 ’24 LTM EBITDA Financial Adjustments $ in M LTM Q2 24 Gogo Adjusted EBITDA 152 Satcom Direct EBITDA 86 Pro Forma adjustments 5G 2 Galileo 10 Synergies 30 Subtotal Pro Forma Adjustments 42 Pro Forma EBITDA 281 $ in M 2023A Gogo Adjusted EBITDA 162 Pro Forma adjustments 5G 2 Galileo 9 Subtotal Pro Forma Adjustments 11 Pro Forma EBITDA 174 32 © 2021 Gogo Inc. All trademarks are the property of their respective owners. -PROPRIETARY AND CONFIDENTIAL-

Reconciliation of GAAP to Non-GAAP Measure Adjusted EBITDA 2023 2023 2024 2024 Q2 2024 $ in M Q3 Q4 Q1 Q2 Last 12M Net income attributable to common stock (GAAP) 21 14 30 1 67 Interest expense 8 8 8 8 33 Interest income (2) (2) (2) (2) (8) Income tax provision (benefit) 7 5 11 0 22 Depreciation and amortization 5 5 4 4 17 EBITDA 39 30 52 11 131 Stock-based compensation expense 5 6 5 5 21 Change in fair value of convertible note investment (1) (1) (13) 15 0 Adjusted EBITDA 43 35 43 30 152 33 © 2021 Gogo Inc. All trademarks are the property of their respective owners. -PROPRIETARY AND CONFIDENTIAL-